                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ JOHN D. FINNEGAN
---------------                           --------------------
(Date)                                    John D. Finnegan

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



April 3, 2003                         /s/ MICHAEL O'REILLY
---------------                       -----------------------------------------
(Date)                                Michael O'Reilly, Chief Financial Officer

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 10, 2003                         /s/ HENRY B. SCHRAM
--------------                         -------------------
(Date)                                 Henry B. Schram, Chief Accounting Officer

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ ZOE BAIRD
---------------                           ----------------
(Date)                                    Zoe Baird

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ JOHN C. BECK
---------------                           ----------------
(Date)                                    John C. Beck

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ SHEILA P. BURKE
---------------                           ---------------------
(Date)                                    Sheila P. Burke

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ JAMES I. CASH, JR.
---------------                           ----------------------
(Date)                                    James I. Cash, Jr.

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ JOEL J. COHEN
---------------                           -----------------
(Date)                                    Joel J. Cohen

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ JAMES M. CORNELIUS
---------------                           ----------------------
(Date)                                    James M. Cornelius

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ DAVID H. HOAG
---------------                           -----------------
(Date)                                    David H. Hoag

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                       /s/ Dr. KLAUS J. MANGOLD
-------------                       -------------------------
(Date)                              Dr. Klaus J. Mangold

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ WARREN B. RUDMAN
---------------                           ----------------------
(Date)                                    Warren B. Rudman

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ SIR DAVID G. SCHOLEY
---------------                           ------------------------
(Date)                                    Sir David G. Scholey, CBE

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ RAYMOND G. H. SEITZ
---------------                           ------------------------
(Date)                                    Raymond G. H. Seitz

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ LAWRENCE M. SMALL
---------------                           -----------------------
(Date)                                    Lawrence M. Small

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ KAREN HASTIE WILLIAMS
---------------                           -------------------------
(Date)                                    Karen Hastie Williams

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ JAMES M. ZIMMERMAN
---------------                           ----------------------
(Date)                                    James M. Zimmerman

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry
G. Gulick and Philip J. Sempier, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-3 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities, shares of preferred stock, shares of common stock, depository shares representing fractional interest in shares of preferred stock or debt securities, warrants to purchase debt securities, shares of preferred stock, shares of common stock or other securities, stock purchase contracts to purchase shares of preferred stock or common stock, stock purchase units, trust preferred securities and any other securities described therein, and (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.



March 7, 2003                             /s/ ALFRED W. ZOLLAR
--------------                            --------------------
(Date)                                    Alfred W. Zollar